D.A. Davidson & Co. Conference Seattle, WA - May 10, 2012 Exhibit 99.1

2 2
Important Disclosures
Forward-Looking Statements
We may make forward-looking statements during today's presentation that are subject to many risks and uncertainties.
These forward-looking statements are based on the Company’s current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our 2011 annual report on form 10-K, our proxy statement and the form 8-K containing our earnings release, many of which are outside of the Company’s control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements.
Actual results may differ materially from those expressed or implied and there can be no assurance that estimated returns or projections will be realized or that actual returns will not be materially different than estimated herein. Accordingly you are cautioned not to place undue reliance on such forward-looking statements. All forward looking statements are based on information available to the Company as of the date hereof and the Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, for any reason.
Basis of Presentation of Financial Data
Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ending March 31,
2012.
Non-GAAP Financial Measures
Information on any non-GAAP financial measures referenced in today’s presentation, including a reconciliation of those measures to GAAP measures, may also be found in our SEC filings and in the earnings release available on our web site.

Ballard/Crown Hill
Lake Union
Northgate
Queen Anne
Downtown
Wedgwood
Marysville
Lynnwood
Lynnwood East
Mountlake Terrace
Seattle
Bellevue
Newcastle
Southcenter
Kent
Tacoma
Federal Way
Lakewood
Aberdeen
Olympia
Spokane Downtown
Spokane Valley
WASHINGTON
Vancouver
Vancouver Downtown
Vancouver East
Vancouver West
Vancouver
Honolulu
Pearl City
Kahului
Northwest Portland
Portland
Clackamas
OREGON
IDAHO
Tigard/King City
Hilo
HAWAII
Salem
Eugene
Eagle

HomeStreet, Inc.

3 3
Established Pacific Northwest Franchise
• 90-year-old diversified
financial services company
headquartered in Seattle
• $2.37 billion institution with
20 retail branches and 18
lending centers
• Large high-quality
mortgage banking
operation
• Over $2 billion in deposits
• Attractive PNW
demographics
• Largest community bank
headquartered in Seattle
State # of Branches
Washington 26
Oregon 6
Hawaii 5
Idaho 1
HomeStreet retail branches (20)
HomeStreet lending centers (18)

4 4 4
Diversified Lines of Business
Community Banking
•
Deposit products
• Investment product
• Cash management services
• Consumer and business loans
• Insurance products
Single Family Mortgage Lending
•
Originate and sell loans into secondary
market directly and through WMS
• Originate and service portfolio loans
• Includes home equity loans and lines
• Oldest continuous relationship of all
FM seller servicers in nation
Income Property Lending Residential Construction Lending
•
Focus on multifamily
•
One of 25 Fannie Mae DUS
®
lenders;
only one based in PNW
• Originate and service commercial
construction, bridge and permanent
loans for portfolio and sale
•
Originate residential construction
portfolio loans
• Generally short duration
• Primarily home building
• Limited land exposure

5 5
Recent Developments
• Initial Public Offering completed in February 2012
– 4,361,816 shares issued, raising $88.7 million of net proceeds
– $65 million of net proceeds subsequently contributed to HomeStreet Bank
• Termination of Bank regulatory order in March 2012
– Replaced with informal agreement – 9% Tier 1 minimum
• Increased Single Family mortgage origination personnel by 50%
- Hired 170 originators and support personnel – previously with MetLife Home Loans
- New personnel contributed $207 million of Single Family rate lock volume in Q1
- Opening 13 new mortgage lending centers in Washington, Oregon and Idaho

6 6
Q1 2012 Results
Q1 2012 Q4 2011
Net Income $19.1 million $7.0 million
Diluted EPS $3.55 $2.42
ROAA 3.3% 1.2%
ROAE 54.1% 33.4%
Net Interest Margin 2.53% 2.50%
Operating Efficiency
(1)
62% 75%
Tier 1 Leverage Ratio 9.3% 6.0%
Total Risk-Based Capital 15.5% 11.2%
(1) See Appendix for reconciliation of non-GAAP financial measures.

Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12

HomeStreet, Inc.

7
Retail Deposit Funding Base
•
NIM increased to 2.53% in Q1
• Cost of funding declined to
1.27% in Q1
– Repricing, roll off or
conversion  of CDs
– Reduction in borrowings and
brokered deposits
– Acquisition of new core
customers
Net Income Margin (%)
0.96%
1.16%
1.68%
2.34%
2.17%
2.35% 2.38%
2.50% 2.53%
0.00%
1.00%
2.00%
3.00%
Average Cost of Funds
2.35%
2.20%
1.87%
1.74%
1.65%
1.56%
1.43%
1.34%
1.27%
0.00%
1.00%
2.00%
3.00%

8 8
Net Interest Margin Expansion Opportunity
2.00%
2.50%
3.00%
3.50%
4.00%
03/31/12 NIM Invested Net IPO
Proceeds
Increase Yields &
Reduction in NPLs
Change Balance
Sheet Mix
Q4 2013 Target
2.53%
.10% - 20%
.15% - .25%
.50% - .60%
3.50% -
3.75%

9 9
Noninterest Income
($ in thousands)
•
Up 173% over Q1 2011 and
44% over Q4 2011
• Driven by mortgage loan
origination and servicing
revenue
• Q1 Noninterest Income/
Total Assets of 6.83%
(annualized)
$14,456
$18,916
$37,268
$27,473
$39,501
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12

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Highly Profitable Mortgage Origination Franchise
• Volume driven by low interest rates,
industry consolidation, increasing
capacity and HARP 2.0
• High concentration of government and
purchase money mortgages
• Joint venture with Windermere Real
Estate, largest real estate brokerage
in PNW
• 230 retail loan originators, including
WMS mortgage consultants
• All retail – direct origination
• 350 basis points on Q1 production
• Nominal repurchase claims and losses
Single Family Mortgage Originations
$275,568
$323,906
$478,025
$624,111
$712,302
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Total Revenue (bps)
160
268
338
296
350
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
($ in thousands)

11
Growth in Mortgage Servicing Portfolio
•
Weighted average servicing fee of 34.8 bps
• Single Family MSRs 1.14% of end UPB – 3.3x average fee
• Composition 23% government, 77% conventional
• Total delinquency of 1.96%
• Weighted average note rate of 4.83%
• 80
+
% recapture of portfolio refinances
Mortgage Servicing Portfolio
$6,521 $6,603
$6,650
$6,885 $6,947
$843
$857
$828
$815
$826
$0
$2,000
$4,000
$6,000
$8,000
$10,000
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
SF Residential Commercial (Primarily DUS)
$7,364 $7,460 $7,478 $7,700 $7,773

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Noninterest Expense
($ in thousands)
•
Q1 operating efficiency
ratio of 62%
(1)
• Near-term expense
reductions
– FDIC assessments
– Legal & collections
– OREO expenses
• Noninterest expense
will continue to vary
based on headcount
and mortgage
origination activity
(1) See Appendix for reconciliation of non-GAAP financial measures.
821 613 598 577 566
Headcount at quarter-end
$12,139
$11,700
$13,217
$16,462
$21,351
$3,601
$4,859
$4,599
$6,194
$5,663
$11,754
$5,666
$9,113
$3,748
$2,520
$1,749
$1,265
$1,264
$1,256
$1,240
$4,218
$3,773
$4,425
$6,255
$4,303
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Salaries and related costs General and administrative
OREO FDIC assessments
Legal, Consulting, Occupancy, IT
$33,461
$27,263
$32,618
$33,915
$35,077

13
Significant Improvement in Asset Quality
Non-Performing Assets ($ in millions)
•
NPAs down 78%
from 2009 peak
• NPAs as a percent of
total assets down to
4.6%
•OREO declined 84%
from 2010 peak
• As of 5/10, 65% of
Q1 2012 OREO sold or
contracted for sale
OREO ($ millions)
$107
$115
$160
$194
$223
$284
$391
$442
$450
$482
$0
$100
$200
$300
$400
$500
4Q09
PEAK
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
OREO
NPL
(78%)
$32
$39
$64
$103
$99
$170
$202
$0
$100
$200
3Q10
PEAK
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
(84%)

14
Loan Portfolio Characteristics
•
Focus on reducing exposure to high-risk property types
• Restarting traditional lending lines – business banking, commercial real estate construction lending
Loan Composition
(1)
CRE by Property Type
(1)
(1) As of March 31, 2012
Other $21
5%
Retail $125
28%
Industrial/
Warehouse
$67  15%
Mixed Use
$80  18%
Multifamily
$59  13%
Office $96
21%
C&I $69  5%
Multifamily
$56  4%
CRE - Owner
Occupied
$103  8%
Construction
$159  12%
CRE - Non-
Owner
Occupied
$289  22%
1-4 Family
$506  38%
Consumer
$153  11
($ in millions)

15 Single Family 49% CRE 26% C&I 13% (1) Construction 12% March 31, 2012 Target 30-40% 20-30% 15-20% 30-40% Near-Term Goals – Portfolio Mix (1) CRE includes owner-occupied properties

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Composition of Deposits
• Total deposits of $2.0
billion at 3/31/12
• No material change in
total deposit balance
over past 5 quarters
• Transaction accounts
increased by $134
million in Q1 to 55%
of total deposits
• Time deposits
decreased by
$143 million
• New retail branches
planned to increase
density
62%
59%
53%
51%
45%
38%
41%
47%
49%
55%
0%
25%
50%
75%
100%
Q1 11 Q2 11 Q3 11 Q4 11 Q1 12
Time Deposits Transaction Accounts

17 17
Long-Term Growth Strategies
• Organic growth opportunities driven by attractive market demographics
– Job growth and housing recovery is expected to outpace the overall economy
– Well educated workforce, high incomes and strong population trends
• Expand commercial and consumer banking activities
– Commercial: lending, cash management, insurance
– Consumer: mortgage loans, deposits, investments, insurance
• Expand single family mortgage banking activities
• Expand multifamily mortgage banking through the Fannie Mae DUS program
• Restart and grow traditional portfolio lending – Business Banking, Commercial Real
Estate and Construction

18 Appendix

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Non-GAAP Reconciliation
Three Months Ended
($ in millions) 3/31/2012 12/31/2011 9/30/2011 6/30/2011 3/31/2011
Noninterest expense $35.1 $33.9 $32.6 $27.3 $33.5
Less: OREO expense 2.5 3.7 9.1 5.7 11.8
Adjusted noninterest expense $30.6 $27.8 $23.5 $21.6 $21.7
Net interest income before provisions 12.9 12.9 12.0 11.9 11.6
Noninterest income 39.5 27.5 37.3 18.9 14.5
Adjusted operating revenue $52.4 $40.3 $49.2 $30.8 $26.0
Operating efficiency ratio 62.1% 74.8% 47.7% 70.1% 83.3%
Efficiency ratio 66.9% 84.1% 66.3% 88.4% 128.4%